UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2022

Equitable Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38469	90-0226248
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1290 Avenue of the Americas, New York, New York	10104
(Address of principal executive offices)	(Zip Code)

(212) 554-1234

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series A	EQH EQH PR A	New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On August 16, 2022, a subsidiary of Equitable Holdings, Inc., a Delaware corporation (the “Company”), Equitable Financial Life Insurance Company, a New York-domiciled insurance company (the “EFLIC”), entered into a Master Transaction Agreement (the “Agreement”) with First Allmerica Financial Life Insurance Company, a Massachusetts-domiciled insurance company (“Reinsurer”), pursuant to which, among other things, at the closing of the transactions contemplated thereby, Reinsurer and EFLIC will enter into a coinsurance and modified coinsurance agreement (the “Reinsurance Agreement”) pursuant to which EFLIC will cede to the Reinsurer, on a combined coinsurance and modified coinsurance basis, a 50% quota share of legacy Group EQUI-VEST® deferred variable annuity contracts issued by EFLIC between 1980 and 2008, which predominantly include EFLIC’s policies with the highest guaranteed general account crediting rates of 3%, supported by general account assets of approximately $4 billion and $6 billion of separate account value (the “Reinsured Contracts”).

Reinsurer will deposit assets supporting the general account liabilities relating to the Reinsured Contracts into a trust account for the benefit of the Company, which assets will secure its obligations to EFLIC under the Reinsurance Agreement. EFLIC will reinsure the separate accounts relating to the Reinsured Contracts on a modified coinsurance basis. Commonwealth Annuity and Life Insurance Company, an insurance company domiciled in the Commonwealth of Massachusetts and affiliate of Reinsurer, will provide a guarantee of Reinsurer’s payment obligation to EFLIC under the Reinsurance Agreement. In addition, the investment of assets in the trust account will be subject to investment guidelines and certain capital adequacy related triggers will require enhanced funding. The Reinsurance Agreement also contains additional counterparty risk management and mitigation provisions.

Based on estimates as of June 30, 2022, as consideration for the transaction, the Company, through EFLIC, expects to receive from Reinsurer a positive ceding commission of approximately $1.1 billion. The reinsurance transaction also mitigates EFLIC’s remaining Regulation 213 redundant reserves, securing future cash flows. The reinsurance transaction results in a limited impact to Group Retirement operating earnings of $10-15 million earnings per annum.

Under the terms of the Agreement, at closing of the transactions, AllianceBernstein L.P., an affiliate of the Company (“AB”), will enter into an investment advisory agreement with Reinsurer, with specific terms to be agreed between the date hereof and the closing of the transactions, pursuant to which AB will be the preferred investment manager for approximately half of the general account assets to be transferred to the trust account as of June 30, 2022 for, subject to certain provisions, a minimum of five years. EFLIC will continue to administer the Reinsured Contracts.

The Agreement contains customary representations and warranties as well as covenants by each of the parties. The representations and warranties in the Agreement are the product of negotiation among the parties to the Agreement and are for the sole benefit of such parties. Any inaccuracies of such representations and warranties are subject to waiver by such parties in accordance with the Agreement without notice or liability to any other person. In some instances, the representations and warranties in the Agreement may represent an allocation among the parties of risk associated with particular matters, and the assertions embodied in those representations and warranties are qualified by information disclosed by one party to the other in connection with the execution of the Agreement. Consequently, persons other than the parties to the Agreement may not rely upon the representations and warranties in the Agreement as characterizations of actual facts or circumstances as of the date of the Agreement or as of any other date. Each of EFLIC and Reinsurer has agreed to indemnify the other party and their respective affiliates with respect to certain losses arising out of or resulting from breaches of its representations, warranties and covenants, as well as for certain other matters.

The transaction is expected to close in the second half of 2022. The consummation of the closing under the Agreement is subject to the satisfaction or waiver of customary closing conditions specified in the Agreement, including, among other things, (i) the receipt of required regulatory approvals, without imposing a burdensome condition, and (ii) absence of a material adverse effect on Reinsurer (in the case of EFLIC) or the Reinsured Contracts (in the case of Reinsurer), subject to certain exceptions and qualifications.

Item 7.01 Regulation FD Disclosure

On August 16, 2022, the Company issued a press release announcing entry into the Agreement and the transactions contemplated thereby. Additional details about this transaction can be found in such press release issued by the Company on August 16, 2022 and furnished as Exhibit 99.1 to this Form 8-K.

As provided in General Instruction B.2 of Form 8-K, the information and exhibits provided pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of Equitable Holdings, Inc., dated August 16, 2022 (furnished and not filed)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Safe Harbor

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “intends,” “seeks,” “aims,” “plans,” “assumes,” “estimates,” “projects,” “should,” “would,” “could,” “may,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Equitable Holdings, Inc. (“Holdings”) and its consolidated subsidiaries. “We,” “us” and “our” refer to Holdings and its consolidated subsidiaries, unless the context refers only to Holdings as a corporate entity. There can be no assurance that future developments affecting Holdings will be those anticipated by management. Forward-looking statements include, without limitation, all matters that are not historical facts.

These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (i) conditions in the financial markets and economy, including the impact of COVID-19 and related economic conditions, equity market declines and volatility, interest rate fluctuations, impacts on our goodwill and changes in liquidity and access to and cost of capital; (ii) operational factors, including reliance on the payment of dividends to Holdings by its subsidiaries, protection of confidential customer information or proprietary business information, operational failures by us or our service providers, and catastrophic events, such as the outbreak of pandemic diseases including COVID-19; (iii) credit, counterparties and investments, including counterparty default on derivative contracts, failure of financial institutions, defaults by third parties and affiliates and economic downturns, defaults and other events adversely affecting our investments; (iv) our reinsurance and hedging programs; (v) our products, structure and product distribution, including variable annuity guaranteed benefits features within certain of our products, variations in statutory capital requirements, financial strength and claims-paying ratings, state insurance laws limiting the ability of our insurance subsidiaries to pay dividends and key product distribution relationships; (vi) estimates, assumptions and valuations, including risk management policies and procedures, potential inadequacy of reserves and experience differing from pricing expectations, amortization of deferred acquisition costs and financial models; (vii) our Investment Management and Research segment, including fluctuations in assets under management and the industry-wide shift from actively-managed investment services to passive services; (viii) legal and regulatory risks, including federal and state legislation affecting financial institutions, insurance regulation and tax reform; (ix) risks related to our common stock and (x) general risks, including strong industry competition, information systems failing or being compromised and protecting our intellectual property.

Forward-looking statements should be read in conjunction with the other cautionary statements, risks, uncertainties and other factors identified in Holdings’ filings with the Securities and Exchange Commission. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITABLE HOLDINGS, INC.

Date: August 16, 2022	By:	/s/ Ralph Petruzzo
	Name:	Ralph Petruzzo
	Title:	Associate General Counsel